WESTCORE TRUST

Supplement Dated December 31, 2012To the Statement of Additional Information (“SAI”)Dated April 30, 2012

for

Ticker Symbols
Funds	Retail Class	Institutional Class
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	--
Westcore Blue Chip Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Fund	WTMCX	--
Westcore Small-Cap Opportunity Fund	WTSCX	WISCX
Westcore Small-Cap Value Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	--
Westcore International Small-Cap Fund	WTIFX	--
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	--

Retail Class and Institutional Class

1.

Effective December 31, 2012, Mr. Jack A. Henderson, Chairman and Trustee of the Board of Trustees (the “Board”) of Westcore Trust (the “Trust”), has retired from the Board.  The Board has appointed Ms. Mary K. Anstine, a current Trustee, to serve as Chairperson of the Board effective January 1, 2013.

2.

The section entitled “Independent Trustees” on page 48 of the SAI regarding Ms. Mary K. Anstine should be replaced with the following:

Mary K. AnstineAge 71	Chairperson and Trustee	Since January 1, 2013 Since February 22, 2006	• Retired, September 2004 – Present • President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 – 2004 • Various positions leading to Executive Vice President of First Interstate Bank Corporation and predecessors (banking), 1961 – 1994.	12	Ms. Anstine is a Trustee of ALPS ETF Trust (5 funds); Financial Investors Trust (25 funds); Financial Investors Variable Insurance Trust (5 funds), and Reaves Utility Income Fund.

1.

The second paragraph of the section entitled “Leadership Structure and Oversight Responsibilities” on page 53 of the SAI should be replaced in its entirety with the following:

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairperson.  The Chairperson’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairperson Trustee may also perform such other functions as may be delegated by the Board from time to time.  The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances.  These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.

2.

The second paragraph of the section entitled “Standing Board Committees” on page 54 of the SAI should be replaced in its entirety with the following:

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with applicable auditing standards.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Auditors.  This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  Through December 31, 2012, the Audit Committee is comprised of Messrs. Henderson, Smith, and Sparks (Chairman).  Effective January 1, 2013, the Audit Committee is comprised of Mses. Anstine and Teague and Mr. Sparks (Chairman).  All of the members of the Audit Committee are Independent Trustees.  The Audit Committee met four times during the fiscal year ended December 31, 2011.

3.

The third paragraph of the section entitled “Standing Board Committees” on page 54 of the SAI should be replaced in its entirety with the following:

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds.  Through December 31, 2012, the Investment Review Committee is comprised of Messrs. DeTore and Pederson and Mses. Anstine and Teague (Chairperson).  Effective January 1, 2013, the Investment Review Committee is comprised of Messrs. DeTore, Smith and Pederson (Chairman).  The Investment Review Committee met ten times during the fiscal year ended December 31, 2011.

4.

The fourth paragraph of the section entitled “Standing Board Committees” on page 54 of the SAI should be replaced in its entirety with the following:

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  Through December 31, 2012, the Nominating and Governance Committee is comprised of Messrs. Henderson and Smith, and Ms. Anstine (Chairperson) , each of whom is an Independent Trustee,  Effective January 1, 2013, the Nominating and Governance Committee is comprised of Mr. Smith, and Mses. Anstine (Chairperson) and Teague, each of whom is an Independent Trustee.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2011.